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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 CYBERGOLD, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                   Delaware                                                         94-3212392

                  (State of                                                     (I.R.S. Employer
          Incorporation or Organization)                                    Identification Number)




                1330 Broadway                                                        94612
              Oakland, California

     (Address of Principal Executive Offices)                                       (Zip Code)


If this form relates to the registration of a class of          If this form relates to the registration of a class of
Securities pursuant to Section 12(b) of the Exchange            of securities  pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction            Act and is effective pursuant to General Instruction
A.(c), please check the following box. / /                      A.(d), please check the following box. /X/


Securities Act registration statement file number to which this form relates:
333-79067
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                         Name of Each Exchange on Which
to be so Registered                         Each Class is to be Registered

   Not Applicable                                 Not Applicable

                        Common Stock, $0.00015 par value

                                (Title of class)


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Item 1.           Description of Registrant's Securities to be Registered.

                  Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-79067).

Item 2.           Exhibits.

                  Exhibit
                  Number     Description
                  -------    -----------
                  3.1*       Registrant's Certificate of Incorporation.

                  3.2* Registrant's Amended and Restated Certificate of Incorporation, to be effective upon the closing of the offering.

                  3.3*       Registrant's Bylaws.

                  3.4*       Form of Amended and Restated Bylaws of the
                             Registrant.

                  4.2*       Specimen Common Stock Certificate.

                  4.3*       Amended and Restated Investors' Rights Agreement.


*Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form S-1.



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                                    SIGNATURE



                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                 CYBERGOLD, INC.



Date:   September 14, 1999              By:    /s/ A. Nathaniel Goldhaber
                                           ------------------------------------
                                               A. Nathaniel Goldhaber
                                               President